SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                _________________________________

                            FORM 8-K


                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):
                        February 28, 1995


                     NATIONSBANK CORPORATION
     (Exact name of registrant as specified in its charter)


                            North Carolina
                    (State of Incorporation)

                             1-6523
                    (Commission File Number)

                           56-0906609
                (IRS Employer Identification No.)

                  NationsBank Corporate Center
                    Charlotte, North Carolina
           (Address of principal executive offices)

                              28255
                           (Zip Code)

                         (704) 386-5000
       Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

     Medium Term Notes

      On February 28, 1995, a Committee of the Board of Directors of the Registrant (the "Committee") approved the implementation of a medium-term note program, pursuant to which certain officers of the Registrant may cause it to issue from time to time up to $2,000,000,000 aggregate principal amount of certain medium-term notes, which may be senior debt securities, designated as the Senior Medium-Term Notes, Series D (the "Senior Medium-Term Notes") or subordinated debt securities, designated as the Subordinated Medium-Term Notes, Series D (the "Subordinated Medium-Term Notes" and, together with the Senior Medium-Term Notes, the "Medium-Term Notes"), or any combination thereof, and may establish the price, terms and conditions and the specific method of distribution of the Medium-Term Notes. The Senior Medium-Term Notes will be issued under an Indenture dated as of January 1, 1995 between the Registrant and BankAmerica National Trust Company. The Subordinated Medium-Term Notes will be issued under an Indenture dated as of January 1, 1995 between the Registrant and The Bank of New York. The resolutions of the Committee are included as Exhibit 99.1 hereto.

      On February 28, 1995, the Registrant entered into a distribution agreement with the agents named therein (the
"United States Distribution Agreement"), the terms of which will govern sales of the Medium-Term Notes. The Medium-Term Notes are described generally in the Prospectus dated February 24, 1995 constituting a part of the Registration Statement (hereinafter described), as supplemented by a Prospectus Supplement dated February 28, 1995. The United States Distribution Agreement is included as Exhibit 99.2 hereto.

      The Medium-Term Notes will be issued from time to time pursuant to the Registrant's Registration Statement on Form S-3, as amended, Registration No. 33-57533 (the "Registration Statement"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended. The Registration Statement registered up to $3,000,000,000 aggregate initial offering price of the Registrant's unsecured debt securities (either senior or subordinated), shares of its preferred stock and shares of its common stock and was declared effective on February 24, 1995. The Registrant has not yet issued any securities under the Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibits.

         The following exhibits are filed herewith:

           EXHIBIT NO.                  DESCRIPTION OF EXHIBIT

               4.1                Indenture dated as of January
                                  1, 1995 between NationsBank
                                  Corporation and BankAmerica
                                  National Trust Company, as
                                  trustee, incorporated herein by
                                  reference to Exhibit 4.1
                                  of the Registrant's
                                  Registration Statement on Form
                                  S-3, as amended, Registration
                                  No. 33-57533

               4.2                Form of Senior Medium-Term
                                  Note, Series D (Fixed Rate)

               4.3                Form of Senior Medium-Term
                                  Note, Series D (Floating Rate)

               4.4                Indenture dated as of January
                                  1, 1995 between NationsBank
                                  Corporation and The Bank of New
                                  York, as trustee, incorporated
                                  herein by reference to Exhibit
                                  4.8 of the Registrant's
                                  Registration Statement on
                                  Form S-3, as amended,
                                  Registration No. 33-57533

               4.5                Form of Subordinated
                                  Medium-Term Note, Series D
                                  (Fixed Rate)

               4.6                Form of Subordinated
                                  Medium-Term Note, Series D
                                  (Floating Rate)

               99.1               Resolutions of a Committee
                                  of the Board of Directors dated
                                  February 28, 1995 with respect
                                  to the terms of the offering of
                                  the Medium-Term Notes

               99.2               Master United States
                                  Distribution Agreement dated
                                  February 28, 1995 with respect
                                  to the offering of the
                                  Medium-Term Notes
                            SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NATIONSBANK CORPORATION


                                    By: /S/ CHARLES M. BERGER



                                       Charles M. Berger
                                       Associate General Counsel

Dated:  March 2, 1995
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